SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):
                          May 20, 1999


                    Baker Hughes Incorporated
       (Exact name of registrant as specified in charter)




           Delaware                1-9397         76-0207995
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)  Identification No.)



      3900 Essex Lane, Houston, Texas                77027
 (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:(713)439-8600


















     Item 5.  Other Events.

     The matters set forth in the press release attached as Exhibit A are incorporated by reference.

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BAKER HUGHES INCORPORATED




Date:  May 21, 1999              By: /s/ Lawrence O'Donnell, III
                                     ---------------------------
                                     Lawrence O'Donnell, III
                                     Vice President and
                                     General Counsel